EX-33.1
(logo) HSBC


REPORT ON COMPLIANCE WITH APPLICABLE SERVICING CRITERIA
PURSUANT TO ITEM 1122 OF REGULATION AB UNDER THE
SECURITIES EXCHANGE ACT OF 1934


1. HSBC Bank USA, N.A. (the "Company") is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB of the Securities and Exchange Commission, as of and for the 12-month period ending December 31, 2008 (the "Reporting Period"), as set forth in Schedule I hereto (the "Applicable Servicing Criteria"). The individual asset-backed transactions and securities covered by this report are listed in Schedule II (the "Covered Transactions") and are defined by management as constituting the Platform;

2. Except as set forth in paragraph 3 below, the Company used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB to assess compliance with the Applicable Servicing Criteria as of December 31, 2008 and for the Reporting Period with respect to the Platform taken as a whole;

3. The criteria listed as "Not applicable" on Schedule I hereto are not applicable to the Company because the Company does not perform activities with respect to the Covered Transactions relating to those criteria;

4. The Company has complied, in all material respects, with the Applicable Servicing Criteria as of December 31, 2008 and for the Reporting Period with respect to the Covered Transactions taken as a whole;

5. KPMG LLP, an independent registered public accounting firm, has issued an attestation report on the Company's assessment of compliance with the Applicable Servicing Criteria for the Reporting Period.

   IN WITNESS WHEREOF, I have signed this report on behalf of the Company this 18th day of February, 2009.


/s/ Kevin T. O'Brien
Kevin T. O'Brien
Senior Vice President
Corporate Trust and Loan Agency


/s/ Thomas Musarra
Thomas Musarra
Senior Vice President
Corporate Trust and Loan Agency


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Schedule I



                             Servicing Criteria


                                                                       Applicable
                                                                       Servicing
Reference                        Criteria                              Criteria

                   General Servicing Considerations

1122(d)(1)(i)      Policies and procedures are instituted              X
                   to monitor any performance or other
                   triggers and events of default in
                   accordance with the transaction
                   agreements.

1122(d)(1)(ii)     If any material servicing activities                Not applicable
                   are outsourced to third parties, policies
                   and procedures are instituted to monitor
                   the third party's performance and
                   compliance with such servicing activities.

1122(d)(1)(iii)    Any requirements in the transaction                 Not applicable
                   agreements to maintain a back-up servicer
                   for the pool assets are maintained.

1122(d)(1)(iv)     A fidelity bond and errors and                      X
                   omissions policy is in effect on the
                   party participating in the servicing
                   function throughout the reporting period
                   in the amount of coverage required by and
                   otherwise in accordance with the terms of
                   the transaction agreements.


                   Cash Collection and Administration

1122(d)(2)(i)      Payments on pool assets are deposited               Not applicable
                   into the appropriate custodial bank accounts
                   and related bank clearing accounts no more
                   than two business days of receipt,
                   or such other number of days specified in
                   the transaction agreements.

1122(d)(2)(ii)     Disbursements made via wire transfer on             Not applicable
                   behalf of an obligor or to an investor
                   are made only by authorized personnel.

1122(d)(2)(iii)    Advances of funds or guarantees                     Not applicable
                   regarding collections, cash flows or
                   distributions, and any interest or other
                   fees charged for such advances, are made,
                   reviewed and approved as specified in
                   the transaction agreements.

1122(d)(2)(iv)     The related accounts for the                        Not applicable
                   transaction, such as cash reserve
                   accounts or accounts established as a
                   form of overcollateralization, are
                   separately maintained (e.g., with respect
                   to commingling of cash) as set forth in
                   the transaction agreements.

1122(d)(2)(v)      Each custodial account is maintained at             Not applicable
                   a federally insured depository
                   institution as set forth in the
                   transaction agreements. For purposes of
                   this criterion, "federally insured
                   depository institution" with respect to a
                   foreign financial institution means a
                   foreign financial institution that meets
                   the requirements of Rule 13k-1(b)(1) under
                   the Securities Exchange Act of 1934, as amended.

1122(d)(2)(vi)     Unissued checks are safeguarded so as               Not applicable
                   to prevent unauthorized access.

1122(d)(2)(vii)    Reconciliations are prepared on a                   Not applicable
                   monthly basis for all asset-backed
                   securities related bank accounts,
                   including custodial accounts and related
                   bank clearing accounts. These
                   reconciliations (A) are mathematically
                   accurate; (B) are prepared within 30 calendar
                   days after the bank statement cutoff date,
                   or such other number of days specified in
                   the transaction agreements; (C) are reviewed
                   and approved by someone other than the
                   person who prepared the reconciliation;
                   and (D) contain explanations for reconciling
                   items. These reconciling items are
                   resolved within 90 calendar days of
                   their original identification, or such
                   other number of days specified in the
                   transaction agreements.


                   Investor Remittances and Reporting

1122(d)(3)(i)      Reports to investors, including those               Not applicable
                   to be filed with the Commission, are
                   maintained in accordance with the
                   transaction agreements and applicable
                   Commission requirements. Specifically,
                   such reports (A) are prepared in accordance
                   with timeframes and other terms set forth
                   in the transaction agreements; (B) provide
                   information calculated in accordance with
                   the terms specified in the transaction
                   agreements; (C) are filed with the
                   Commission as required by its rules and
                   regulations; and (D) agree with
                   investors' or the trustee's records as to
                   the total unpaid principal balance and
                   number of pool assets serviced by the
                   servicer.

1122(d)(3)(ii)     Amounts due to investors are allocated              Not applicable
                   and remitted in accordance with
                   timeframes, distribution priority and
                   other terms set forth in the transaction
                   agreements.


(page)



                             Servicing Criteria

                                                                       Applicable
                                                                       Servicing
                                                                       Criteria
Reference                        Criteria

1122(d)(3)(iii)    Disbursements made to an investor are               Not applicable
                   posted within two business days to the
                   servicer's investor records, or such other
                   number of days specified in the transaction
                   agreements.

1122(d)(3)(iv)     Amounts remitted to investors per the               Not applicable
                   investor reports agree with cancelled
                   checks, or other form of payment, or
                   custodial bank statements.


                   Pool Asset Administration

1122(d)(4)(i)      Collateral or security on pool assets               Not applicable
                   is maintained as required by the
                   transaction agreements or related pool
                   asset documents.

1122(d)(4)(ii)     Pool assets and related documents are               Not applicable
                   safeguarded as required by the
                   transaction agreements.

1122(d)(4)(iii)    Any additions, removals, or                         X
                   substitutions to the asset pool are made,
                   reviewed, and approved in accordance with
                   any conditions or requirements in the
                   transaction agreements.

1122(d)(4)(iv)     Payments on pool assets, including any              Not applicable
                   payoffs, made in accordance with the
                   related pool asset documents are posted
                   to the servicer's obligor records maintained
                   no more than two business days after
                   receipt, or such other number of days
                   specified in the transaction agreements,
                   and allocated to principal, interest or
                   other items (e.g., escrow) in accordance
                   with the related pool asset documents.

1122(d)(4)(v)      The servicer's records regarding the                Not applicable
                   pool assets agree with the servicer's
                   records with respect to an obligor's
                   unpaid principal balance.

1122(d)(4)(vi)     Changes with respect to the terms or                Not applicable
                   status of an obligor's pool asset (e.g.,
                   loan modifications or re-agings) are
                   made, reviewed and approved by authorized
                   personnel in accordance with the
                   transaction agreements and related pool
                   asset documents.

1122(d)(4)(vii)    Loss mitigation or recovery actions                 Not applicable
                   (e.g., forbearance plans, modifications
                   and deeds in lieu of foreclosure,
                   foreclosures and repossessions, as
                   applicable) are initiated, conducted and
                   concluded in accordance with
                   the timeframes or other requirements
                   established by the transaction
                   agreements.

1122(d)(4)(viii)   Records documenting collection efforts              Not applicable
                   are maintained during the period a pool
                   asset is delinquent in accordance with
                   the transaction agreements. Such records
                   are maintained on at least a monthly
                   basis, or such other period specified in
                   the transaction agreements, and describe
                   the entity's activities in monitoring
                   delinquent home equity loans including, for
                   example, phone calls, letters and
                   payment rescheduling plans in cases where
                   delinquency is deemed temporary (e.g.,
                   illness or unemployment).

1122(d)(4)(ix)     Adjustments to interest rates or rates              Not applicable
                   of return for pool assets with variable
                   rates are computed based on the related
                   pool asset documents.

1122(d)(4)(x)      Regarding any funds held in trust for               Not applicable
                   an obligor (such as escrow accounts):
                   (A) such funds are analyzed, in
                   accordance with the obligor's pool asset
                   documents, on at least an annual basis,
                   or such other period specified in the
                   transaction agreements; (B) interest on such
                   funds is paid, or credited, to obligors in
                   accordance with applicable pool asset
                   documents and state laws; and (C) such funds
                   are returned to the obligor within 30
                   calendar days of full repayment of the
                   related pool asset, or such other number
                   of days specified in the transaction
                   agreements.

1122(d)(4)(xi)     Payments made on behalf of an obligor               Not applicable
                   (such as tax or insurance payments) are
                   made on or before the related penalty or
                   expiration dates, as indicated on the
                   appropriate bills or notices for such
                   payments, provided that such support has
                   been received by the servicer at least 30
                   calendar days prior to these dates, or
                   such other number of days specified in
                   the transaction agreements.

1122(d)(4)(xii)    Any late payment penalties in                       Not applicable
                   connection with any payment to be made on
                   behalf of an obligor are paid from the
                   servicer's funds and not charged to the
                   obligor, unless the late payment was due
                   to the obligor's error or omission.

1122(d)(4)(xiii)   Disbursements made on behalf of an                  Not applicable
                   obligor are posted within two business
                   days to the obligor's records maintained
                   by the servicer, or such other number of
                   days specified in the transaction
                   agreements.

1122(d)(4)(xiv)    Delinquencies, charge-offs and                     Not applicable
                   uncollectible accounts are recognized and
                   recorded in accordance with the
                   transaction agreements.

1122(d)(4)(xv)     Any external enhancement or other support,          Not applicable
                   identified in Item 1114(a)(1) through (3)
                   or Item 1115 of Regulation AB, is maintained
                   as set forth in the transaction agreements.



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Schedule II




WELLS FARGO MORTGAGE-BACKED SECURITIES

SERIES                  CLOSED

WFMBS 2006-5            4/27/2006
WFMBS 2006-6            4/27/2006
WFMBS 2006-7            5/30/2006
WFMBS 2006-AR7          4/25/2006
WFMBS 2006-AR8          4/27/2006
WFMBS 2006-8            6/29/2006
WFMBS 2006-9            7/28/2006
WFMBS 2006-10           7/28/2006
WFMBS 2006-AR10         6/29/2006
WFMBS 2006-AR11         7/28/2006
WFMBS 2006-11           8/30/2006
WFMBS 2006-AR12         8/30/2006
WFMBS 2006-12           9/28/2006
WFMBS 2006-AR13         8/30/2006
WFMBS 2006-13           9/28/2006
WFMBS 2006-14           9/28/2006
WFMBS 2006-AR14         9/28/2006
WFMBS 2006-AR15         9/28/2006
WFMBS 2006-15           10/30/2006
WFMBS 2006-16           10/30/2006
WFMBS 2006-AR16         9/22/2006
WFMBS 2006-AR17         9/28/2006
WFMBS 2006-17           10/27/2006
WFMBS 2006-AR18         10/24/2006
WFMBS 2006-18           11/28/2006
WFMBS 2006-AR19         11/21/2006
WFMBS 2006-19           11/29/2006
WFMBS 2006-20           11/29/2006
WFMBS 2007-1            1/29/2007
WFMBS 2007-2            2/27/2007
WFMBS 2007-AR3          3/21/2007
WFMBS 2007-3            3/28/2007
WFMBS 2007-4            3/28/2007
WFMBS 2007-5            4/27/2007
WFMBS 2007-6            4/27/2007
WFMBS 2007-7            5/30/2007
WFMBS 2007-8            6/28/2007


(page)


WFMBS 2007-9            6/28/2007
WFMBS 2007-10           6/28/2007
WFMBS 2007-11           7/30/2007
WFMBS 2007-12           8/29/2007
WFMBS 2007-13           8/29/2007
WFMBS 2007-AR4          8/30/2007
WFMBS 2007-14           9/28/2007
WFMBS 2007-AR5          10/25/2007
WFMBS 2007-AR6          10/25/2007
WFMBS 2007-15           10/29/2007
WFMBS 2007-AR7          11/27/2007
WFMBS 2007-16           11/28/2007
WFMBS 2007-AR8          11/29/2007
WFMBS 2007-AR9          11/29/2007
WFMBS 2007-17           12/20/2007
WFMBS 2007-AR10         12/21/2007
WFMBS 2008-1            1/30/2008
WFMBS 2008-AR1          2/27/2008
WFMBS 2008-AR2          2/28/2008


WELLS FARGO HOME EQUITY TRUST SECURITIES

WFHET 2006-1            5/30/2006
WFHET 2006-2            6/29/2006
WFHET 2006-3            12/21/2006
WFHET 2007-1            3/30/2007
WFHET 2007-2            4/20/2007


WELLS FARGO ALTERNATIVE LOAN TRUST SECURITIES

WFALT 2007-PA1          2/27/2007
WFALT 2007-PA2          5/24/2007
WFALT 2007-PA3          6/27/2007
WFALT 2007-PA4          7/25/2007
WFALT 2007-PA5          10/29/2007
WFALT 2007-PA6          11/28/2007
